Exhibit 99.1

Media Contact: Chris Tofalli

Chris Tofalli Public Relations, LLC

(914) 834-4334

MARATHON ACQUISITION CORP. FILES PRELIMINARY JOINT PROXY AND

REGISTRATION STATEMENT IN CONNECTION WITH PROPOSED

MERGER WITH GLOBAL SHIP LEASE, INC.

NEW YORK, NY – April 22, 2008 – Marathon Acquisition Corp. (AMEX: MAQ.U, MAQ, MAQ.WS) (“Marathon”) announced today that it has filed a registration statement on Form F-4 containing a preliminary joint proxy statement/prospectus with the Securities and Exchange Commission in connection with its proposed merger with Global Ship Lease, Inc. (“Global Ship Lease”). The filing contains, among other things: information regarding matters expected to be voted on at the Special Meeting of Stockholders; background and summary terms of the proposed merger; and details concerning Global Ship Lease’s business and operations.

For additional information on the proposed merger, see the Form 8-K filed by Marathon on March 25, 2008, which can be obtained without charge at the Securities and Exchange Commission’s website (http://www.sec.gov).

About Global Ship Lease

Global Ship Lease is a rapidly growing containership charter owner and is currently a subsidiary of CMA CGM S.A. of France (“CMA CGM”), the world’s third largest container shipping company. Incorporated in the Marshall Islands, Global Ship Lease commenced operations in December 2007 with a business of owning and chartering out containerships under long-term, fixed rate charters to world class container liner companies.

Global Ship Lease currently owns twelve vessels and has contracts in place to purchase an additional five vessels from CMA CGM expected for delivery between December 2008 and July 2009. The transaction values Global Ship Lease and its seventeen vessel fleet at approximately $1.0 billion. Following stockholder and warrantholder approval of the merger, Marathon’s stockholders will own approximately 66% of Global Ship Lease and CMA CGM will own approximately 34%.

Once all of the contracted vessels have been delivered, Global Ship Lease will have a seventeen vessel fleet with total capacity of 66,297 TEU and an average age of 5.5 years. All of the contracted vessels are under long-term charters to CMA CGM with an average remaining charter term of approximately 11 years.

About Marathon

Marathon Acquisition Corp. is a “blank check” company formed to acquire, through a merger, capital stock exchange, asset acquisition or similar business combination, one or more businesses. In August 2006, Marathon through its initial public offering raised net of fees and expenses, approximately $308.8 million which included $5.5 million in a private placement of sponsor warrants that were deposited into a trust account. Marathon has dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

Going Concern Qualification

In accordance with its certificate of incorporation, Marathon is required to complete a business combination by August 30, 2008. There is no assurance that Marathon will be able to successfully complete a business combination by August 30, 2008. If such a business combination is not consummated in that time period, Marathon will be required to liquidate in accordance with its certificate of incorporatation. Eisner LLP, Marathon’s independent registered public accounting firm, has indicated in its report, dated March 14, 2008 and included in Marathon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, that the possibility of such business combination not being consummated within the required time raises substantial doubt about Marathon’s ability to continue as a going concern.

Important Legal Information

When completed, the definitive joint proxy statement/prospectus and a form of proxy will be mailed to the stockholders and warrantholders of Marathon, seeking their approval of the transaction. Before making any voting decision, Marathon’s stockholders are urged to read the joint proxy statement/prospectus regarding the merger carefully and in its entirety because it contains important information about the proposed merger. Marathon’s stockholders and warrantholders may obtain, without charge, a copy of the preliminary joint proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. Marathon’s stockholders and warrantholders may also obtain, without charge, a copy of the preliminary joint proxy statement/prospectus and other relevant documents by directing a request by mail to Michael Gross at Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022 or by telephone at (212) 993-1670.

Marathon and its directors and officers may be deemed to be participants in the solicitation of proxies from Marathon’s stockholders with respect to the proposed merger. Information about Marathon’s directors and executive officers and their ownership of Marathon’s common stock is set forth in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of Marathon and its directors and executive officers in the merger, which may be different than those of Marathon’s stockholders generally, by reading the preliminary joint proxy statement/prospectus and other relevant documents regarding the proposed merger.

Safe Harbor Statement

This communication contains forward-looking statements. Forward-looking statements provide Marathon’s current expectations or forecasts of future events. Forward-looking statements include statements about Marathon’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. The risks and uncertainties include, but are not limited to:

•	future operating or financial results;

•	expectations regarding the strength of the future growth of the shipping industry, including the rate of annual demand growth in the international containership industry;

•	future payments of dividends and the availability of cash for payment of dividends;

•	Global Ship Lease’s expectations relating to dividend payments and forecasts of its ability to make such payments;

•	future acquisitions, business strategy and expected capital spending;

•	operating expenses, availability of crew, number of off-hire days, drydocking (beyond the disclosed reserve), survey requirements and insurance costs;

•	general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand;

•	Global Ship Lease’s ability to repay its credit facility and grow using the available funds under its credit facility;

•	assumptions regarding interest rates and inflation;

•	change in the rate of growth of global and various regional economies;

•	risks incidental to vessel operation, including discharge of pollutants and vessel collisions;

•

Global Ship Lease’s financial condition and liquidity, including its ability to obtain additional financing in the future (from warrant exercises or outside services) to fund capital expenditures, acquisitions and other general corporate activities;

•	estimated future capital expenditures needed to preserve Global Ship Lease’s capital base;

•	ability to effect an acquisition and to meet target returns;

•	Global Ship Lease’s expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of its ships;

•	Global Ship Lease’s continued ability to enter into long-term, fixed-rate charters;

•	Global Ship Lease’s ability to capitalize on its management team’s and board of directors’ relationships and reputations in the containership industry to its advantage;

•	changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities;

•	expectations about the availability of insurance on commercially reasonable terms;

•	unanticipated changes in laws and regulations;

•	potential liability from future litigation; and

•	other factors discussed in the section entitled “Risk Factors” in the preliminary joint proxy statement/prospectus.

Marathon’s actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in the preliminary joint proxy statement/prospectus. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this communication. Marathon undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks Marathon describes in the reports it will file from time to time with the Securities and Exchange Commission after the date of this communication.